EXHIBIT 99.1
                                                               ------------

     [PricewaterhouseCoopers LLP - Spokane, Washington letterhead]




     REPORT OF INDEPENDENT ACCOUNTANTS

     August 3, 1998

     Board of Directors and Shareholders
     Incentive Associates, Inc.


     In our opinion, the accompanying balance sheet and the related statements of operations and retained earnings and of cash flows present fairly, in all material respects, the financial position of Incentive Associates, Inc. at March 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


                         /s/ PricewaterhouseCoopers LLP

     Incentive Associates, Inc.
     Balance Sheet
     March 31, 1998


                             ASSETS

     Current assets:
       Cash and cash equivalents                              $ 2,358,226
       Investments, at fair value                               1,004,765
       Accounts receivable                                      1,459,303
       Employee accounts receivable                                 8,269
       Deferred income taxes                                      186,023
       Prepaid program costs                                      788,538
       Other prepaid expenses                                       5,121
                                                              -----------
             Total current assets                               5,810,245

     Property and equipment, net                                  188,717
                                                              -----------
             Total assets                                     $ 5,998,962
                                                              ===========

              LIABILITIES AND SHAREHOLDERS' EQUITY

     Current liabilities:
       Accounts payable                                       $   925,375
       Accrued compensation                                       684,786
       Accrued expenses                                           171,519
       Customer deposits                                        3,800,230
                                                              -----------
             Total current liabilities                          5,581,910

     Deferred income taxes                                         10,848
                                                              -----------
             Total liabilities                                  5,592,758
                                                              -----------
     Commitments (Note 4)

     Shareholders' equity:
       Common stock, $2 par value, 1,000 shares
         authorized, 720 shares issued and outstanding              1,440
       Additional paid-in capital                                  57,252
       Retained earnings                                          347,512
                                                              -----------
             Total shareholders' equity                           406,204
                                                              -----------
             Total liabilities and shareholders' equity       $ 5,998,962
                                                              ===========

     The accompanying notes are an integral part of the financial statements.

     INCENTIVE ASSOCIATES, INC.
     STATEMENT OF OPERATIONS AND RETAINED EARNINGS for the year ended March 31, 1998



     Sales                                                    $11,174,043
     Cost of sales                                              8,514,295
                                                              -----------
     Gross profit                                               2,659,748
                                                              -----------
     Operating expenses:
       Selling                                                    966,032
       General and administrative                               2,190,825
                                                              -----------
                                                                3,156,857
                                                              -----------
     Operating loss                                              (497,109)
                                                              -----------
     Other income (expense):
       Interest expense                                            (4,954)
       Interest and dividend income                               147,423
       Loss on disposal of equipment                               (8,603)
       Other, net                                                 129,182
                                                              -----------
                                                                  263,048
                                                              -----------
     Loss before income taxes                                    (234,061)
     Income tax benefit                                            84,786
                                                              -----------
     Net loss                                                    (149,275)
     Retained earnings, beginning of year                         496,787
                                                              -----------
     Retained earnings, end of year                           $   347,512
                                                              ===========

     The accompanying notes are an integral part of the financial statements.

     INCENTIVE ASSOCIATES, INC.
     STATEMENT OF CASH FLOWS
     for the year ended March 31, 1998



     Cash flows from operating activities:
       Net loss                                               $  (149,275)
       Adjustments to reconcile net loss to net cash
         provided by operating activities:
           Depreciation and amortization                           81,724
           Distribution of Company assets for employee
             compensation                                         437,268
           Purchase of trading investments                     (1,004,765)
           Deferred income tax benefit                           (144,774)
           Loss on sale of equipment                                8,603
           Change in assets and liabilities:
             Accounts receivable                                 (371,848)
             Prepaid program costs                                401,126
             Employee accounts receivable                           3,196
             Prepaid expenses                                       2,678
             Accounts payable and accrued expenses                259,498
             Customer deposits                                  1,793,164
                                                              -----------
               Net cash provided by operating activities        1,316,595
                                                              -----------
     Cash flows from investing activities:
       Purchase of property and equipment                        (156,020)
       Proceeds from sale of property and equipment                   400
       Proceeds from notes receivable                              31,696
                                                              -----------
               Net cash used in investing activities:            (123,924)
                                                              -----------
     Net increase in cash and cash equivalents                  1,192,671
     Cash and cash equivalents, beginning of year               1,165,555
                                                              -----------
     Cash and cash equivalents, end of year                   $ 2,358,226
                                                              ===========
     Supplemental disclosure of cash flow information:
       Cash paid for interest                                 $     4,954
       Cash paid for income taxes                                  24,804

       Noncash investing activities:
         Vehicles, life insurance and note receivable
           contributed to employees as compensation               437,268


     The accompanying notes are an integral part of the financial statements.

     INCENTIVE ASSOCIATES, INC.
     NOTES TO FINANCIAL STATEMENTS


      1.  COMPANY BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

            Organization
            ------------
            Incentive Associates, Inc. (the Company) was incorporated on May 13, 1983 in the state of California. The Company develops, markets and manages performance improvement programs nationwide for corporate clients that utilize merchandise awards, consumer promotions and incentive travel. The Company also provides comprehensive housing, registration and travel services for meetings and conventions.

            Credit Risk
            -----------
            The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents, investments and trade accounts receivable. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the federal insurance limit or at institutions which are not covered by this insurance. The Company's investments are with pseudo-governmental agencies, and therefore, the Company believes its credit risk exposure is limited. The Company believes that its primary trade accounts receivable credit risk exposure is limited as incentive program customers are required to pay for their entire program costs prior to the program convening.

            Cash and Cash Equivalents
            -------------------------
            The Company invests cash in excess of operating requirements in short-term time deposits, money market instruments, government mutual bond funds and marketable securities. The Company considers investments with remaining maturities at date of purchase of three months or less to be cash equivalents.

            Investments
            -----------
            The Company classifies its investments in Federal Home Loan Mortgage Notes and Federal Farm Credit Bank Notes as trading securities. These securities are carried at fair value. The investments held at March 31, 1998 matured in May 1998. Realized and unrealized gains and losses on these securities are recognized in the statement of operations. Realized gains and losses on the sale of investments are recognized on a specific identification basis in the statement of operations in the period the investments are sold.

     INCENTIVE ASSOCIATES, INC.
     NOTES TO FINANCIAL STATEMENTS, CONTINUED


      1.  COMPANY BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
          CONTINUED:

            Accounts Receivable and Sales Concentration
            -------------------------------------------
            The Company's sales are concentrated in a limited number of large companies, principally located in the western United States. During the year ended March 31, 1998, 83% of the Company's revenues were derived from incentive programs in North America.

            Sales to three customers comprised 45%, 12% and 9% of total revenues for the year ended March 31, 1998. At March 31, 1998, these customers represented approximately 30%, 22% and 16%, respectively, of total accounts receivable.

            Property and Equipment
            ----------------------
            Property and equipment are stated at cost. Cost of maintenance and repairs which do not improve or extend the lives of the respective assets are expensed currently. Major additions and betterments are capitalized. Depreciation and amortization are provided over the lesser of the estimated useful lives of the respective assets or the lease term (including extensions), using the straight-line method.

            When property and equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is recognized in operations.

            Revenue Recognition
            -------------------
            For incentive programs, the Company bills customers in advance and records such amounts as customers' deposits. Additionally, the Company pays for certain direct program costs such as airfare, hotel and other program costs in advance of the departure and records these amounts as prepaid program costs. The Company recognizes revenue and related costs associated with its programs when the program convenes.

            Estimates
            ---------
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     INCENTIVE ASSOCIATES, INC.
     NOTES TO FINANCIAL STATEMENTS, CONTINUED


      1.  COMPANY BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
          CONTINUED:

            New Accounting Pronouncement
            ----------------------------
            In June 1997, SFAS No. 130, "Reporting Comprehensive Income", was issued. This Statement requires that comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. This Statement does not require a specific format for the financial statement, but requires that an enterprise display net income as a component of comprehensive income in the financial statement. Comprehensive income is defined as the change in equity of a business enterprise arising from non-owner sources. The classifications of comprehensive income under current accounting standards include foreign currency items, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities. This Statement is effective for fiscal years beginning after December 15, 1997. Management does not believe that the implementation of SFAS No. 130 will have a material impact on the presentation of its financial statements.


      2.  PROPERTY AND EQUIPMENT:

          Property and equipment consists of the following at March 31, 1998:

            Office furniture                                    $ 129,120
            Computer equipment                                    201,401
            Leasehold improvements                                 24,241
                                                                ---------
                                                                  354,762
            Less accumulated depreciation and
              amortization                                       (166,045)
                                                                ---------
                                                                $ 188,717
                                                                =========

     INCENTIVE ASSOCIATES, INC.
     NOTES TO FINANCIAL STATEMENTS, CONTINUED


      3.  INCOME TAXES:

          The provision (benefit) for income taxes for the year ended March 31, 1998 consisted of the following:

            Current:
              Federal                                           $  44,890
              State                                                15,098
            Deferred:
              Federal                                            (119,118)
              State                                               (25,656)
                                                                ---------
                                                                $ (84,786)
                                                                =========

          Components of the deferred tax assets and liabilities as of March 31, 1998 are as follows:

                                        Assets     Liabilities   Total
                                        --------   -----------   --------

            Accrued vacation            $ 11,950                 $ 11,950
            Depreciation                            $(10,848)     (10,848)
            Accrued bonus                174,073                  174,073
                                        --------    --------     --------
                                        $186,023    $(10,848)    $175,175
                                        ========    ========     ========

          The Company does not believe a valuation allowance is necessary to reduce the deferred tax asset as this asset will more likely than not be realized through the future generation of taxable income. Although realization is not assured, management believes it is more likely than not that all of the deferred tax asset will be utilized.

          The income tax benefit for the year ended March 31, 1998 differs from that computed using the federal statutory rate applied to loss before income taxes as follows:

                                                        Amount     %
                                                        --------   -------
            Benefit at the federal statutory rate       $(79,580)  (34.0)%
            State income tax benefit, net of
              federal effect                             (15,692)   (6.7)
            Officers' life insurance                       7,834     3.4
            Other                                          2,652     1.1
                                                        --------   -----
                                                        $(84,786)  (36.2)%
                                                        ========   =====

     INCENTIVE ASSOCIATES, INC.
     NOTES TO FINANCIAL STATEMENTS, CONTINUED


      4.  COMMITMENTS:

          At March 31, 1998, the Company leased its office building from a shareholder of the Company. In connection with the sale of the Company (see Note 8), the lease was terminated without penalty effective August 31, 1998. For the year ended March 31, 1998, the Company incurred rent expense of approximately $112,000 under this lease. The Company also leases a storage facility under a noncancelable operating lease. Total rent expense for the year ended March 31, 1998 for the lease was approximately $14,000.

          At March 31, 1998, future noncancelable lease commitments for both of these facilities, after considering the August 1998 termination of the office facility lease, is approximately $55,000 for the year ending March 31, 1999.


      5.  RELATED-PARTY TRANSACTIONS:

          In addition to the related-party transaction described in Note 4, during the year ended March 31, 1998, the Company had an outstanding loan to a shareholder for $267,897. This loan, bearing interest at 8.5%, was paid in full on March 31, 1998. The Company recognized approximately $23,000 of interest income from the loan during fiscal 1998.


      6.  EMPLOYEE BENEFIT PLAN:

          The Company has an employee savings plan under Section 401(k) (the
          Plan) of the Internal Revenue Code. Substantially all employees are eligible to participate in the plan subject to certain restrictions. Employees may contribute up to the maximum contribution allowed by the Internal Revenue Service, which was $9,500 for the calendar year 1997. The Company matches employees' contributions up to 3% of their salaries. Employees are 100% vested in their contributions and vest in Company matching contributions equally over six years. During the year ended
          March 31, 1998, the Company contributed approximately $46,000 to the Plan.

     INCENTIVE ASSOCIATES, INC.
     NOTES TO FINANCIAL STATEMENTS, CONTINUED


      7.  LINE-OF-CREDIT AND LETTER OF CREDIT AGREEMENTS:

          At March 31, 1998, the Company had a $370,000 line-of-credit agreement with a bank. Any amounts outstanding under the agreement bear interest at a variable rate of prime plus 1.0% (9.5% at March 31, 1998). The Company also had a $70,000 letter of credit available to support airfare purchase agreements. These agreements expire in March 1999. At March 31, 1998, no amounts were outstanding under either of these agreements.


      8.  SUBSEQUENT EVENT:

          In May 1998, all of the outstanding shares of common stock of the Company were sold to Ambassador Performance Group, Inc., a wholly owned subsidiary of Ambassadors International, Inc. (AII) for $1,800,000, an amount equal to "cash book value", (as defined), 85,672 shares of AII's common stock and additional consideration. The additional consideration is contingent upon the Company's achieving certain pre-established levels of earnings. If gross profits are $4 million for each of the years ending March 31, 1999, 2000, 2001 and 2002, the additional consideration would be $4.3 million. However, the amounts will be reduced if gross profits are less than $4 million. AII is a publicly traded company that organizes, markets and operates international travel programs and also engages in corporate incentive travel programs.